SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                January 8, 2001
                     --------------------------------------
                Date of Report (Date of earliest event reported)


                                  PepsiCo, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina

                        ---------------------------------
                 (State or other jurisdiction of incorporation)


                 1-1183                               13-1584302
         (Commission File Number)          (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York 10577
                   -------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 253-2000


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Item 5.           Other Information

The information contained in Exhibit 20 hereto is incorporated herein by reference.

"Forward-looking statements", within the meaning Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, are made in this document. These forward-looking statements are based on currently available competitive, financial and economic data and our operating plans and are subject to risks, uncertainties and assumptions. As a result, the forward-looking events discussed in this document and the exhibit hereto could turn out to be significantly different from expectations or may not occur.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  1/08/2001
                                                   PepsiCo, Inc.


                                          By:      /s/ ROBERT F. SHARPE, JR.
                                                   -------------------------
                                                   Robert F. Sharpe, Jr.

                                                   Senior Vice President, Public
                                                   Affairs, General Counsel
                                                   and  Secretary


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                                INDEX TO EXHIBITS



 Exhibit Number                 Description                             Page

     20              Press release from PepsiCo, Inc.                    5
                     dated  January 8, 2001





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